UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 1, 2010
CREDIT ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511

(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road,	48034-8339
Southfield, Michigan

(Address of prinicpal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	248-353-2700
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On February 1, 2010, Credit Acceptance Corporation (referred to as the “Company,” “we,” “our,” or “us”) issued $250 million aggregate principal amount of 9.125% First Priority Senior Secured Notes due 2017 (the “notes”). The notes were issued pursuant to an indenture, dated as of February 1, 2010 (the “Indenture”), among the Company; the Company’s subsidiaries Buyers Vehicle Protection Plan, Inc. and Vehicle Remarketing Services, Inc. (collectively, the “Guarantors”); and U.S. Bank National Association, as trustee (the “Trustee”). The description of the Indenture contained in this report is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as Exhibit 4(f)(129) to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.
Concurrently with the issuance of the notes, the Company entered into the Ninth Amendment (the “Ninth Amendment”), dated as of February 1, 2010, to its Fourth Amended and Restated Credit Agreement, dated as of February 7, 2006, as amended (the “Credit Agreement”), with the financial institutions party thereto (collectively, the “Banks”), and Comerica Bank, as administrative agent for the Banks; and the Company and the Guarantors entered into the Fourth Amended and Restated Security Agreement (the “Amended Security Agreement”), dated as of February 1, 2010, with Comerica Bank, as collateral agent, amending and restating the Third Amended and Restated Security Agreement dated as of February 7, 2006, as previously amended (the “Security Agreement”), and an Amended and Restated Intercreditor Agreement (the “Amended Intercreditor Agreement”), dated as of February 1, 2010, with the Trustee and Comerica Bank, as the collateral agent and the administrative agent, amending and restating the Intercreditor Agreement, dated as of December 15, 1998, as previously amended (the “Intercreditor Agreement”).
The Ninth Amendment, the Amended Security Agreement and the Amended Intercreditor Agreement make technical adjustments to the Credit Agreement, the Security Agreement and the Intercreditor Agreement, respectively, to facilitate the issuance of the notes and future secured indebtedness and, in the case of the Ninth Amendment, to, among other things, increase the net-worth threshold above which a domestic subsidiary of the Company is required to guarantee, on a senior secured basis, obligations under the Credit Agreement from 1% to 2%. The Amended Security Agreement provides for security interests in assets of the Company and the Guarantors to secure obligations of the Company and the Guarantors under the Credit Agreement, the notes and, under certain circumstances, certain future indebtedness. The Amended Intercreditor Agreement contains agreements among the secured parties as to the exercise of rights among the secured parties with respect to collateral under the Amended Security Agreement and the distribution of the proceeds thereof. The descriptions of the Ninth Amendment, the Amended Security Agreement and the Amended Intercreditor Agreement contained in this Form 8-K are qualified in their entirety by reference to the complete text of the Ninth Amendment, the Amended Security Agreement and the Amended Intercreditor Agreement, respectively, copies of which are filed as Exhibit 4(f)(131), Exhibit 4(f)(132) and Exhibit 4(g)(6) to this Form 8-K, respectively, and incorporated herein by reference.
The notes mature on February 1, 2017 and bear interest at a rate of 9.125% per annum, computed on the basis of a 360-day year composed of twelve 30-day months and payable semi-annually on February 1 and August 1 of each year, beginning on August 1, 2010.
The notes are guaranteed on a senior secured basis by the Guarantors, which are also guarantors of obligations under the Credit Agreement. Other existing and future subsidiaries of the Company may become guarantors of the notes in the future. The Indenture provides for a guarantor of the notes to be released from its obligations under its guarantee of the notes under specified circumstances.
The notes and the Guarantors’ note guarantees are secured on a first-priority basis (subject to specified exceptions and permitted liens), together with all indebtedness outstanding from time to time under the Credit Agreement and, under certain circumstances, certain future indebtedness, by a security interest in substantially all of the assets of the Company and the Guarantors, subject to certain exceptions such as real property, cash (except to the extent it is deposited with the collateral agent), certain leases and equity interests of the Company’s subsidiaries (other than those of specified subsidiaries including the Guarantors). The assets of the Company and the Guarantors securing the notes and the note guarantees (the “notes collateral”) will not include our assets transferred to special purpose subsidiaries in connection with securitization transactions and will generally be the same as the collateral securing indebtedness under the Credit Agreement and, under certain circumstances, certain future indebtedness, subject to certain limited exceptions as provided in the Amended Security Agreement and Amended Intercreditor Agreement.
The notes collateral may be released under specified circumstances, including in connection with our permitted securitizations. Under the terms of the Amended Intercreditor Agreement, the Banks, or, in certain circumstances, holders of the notes or of certain permitted future secured indebtedness, will have the sole ability to direct the collateral agent as to the exercise of remedies (including any sale or liquidation after acceleration of the notes or indebtedness under the Credit Agreement) with respect to the notes collateral, subject to certain exceptions. The Amended Intercreditor Agreement requires that proceeds from any exercise of rights in the collateral, after the payment of certain expenses, be distributed to the representatives of the secured parties for application to their underlying secured obligations.
The Company may redeem some or all of the notes, at its option, at any time and from time to time on and after February 1, 2014, at a redemption price (expressed as a percentage of the principal amount of the notes to be redeemed) of 104.563%, declining to 102.281% on February 1, 2015 and declining to par on February 1, 2016, in each case plus accrued and unpaid interest, if any, to the redemption date. At any time and from time to time prior to February 1, 2014, the Company may redeem some or all of the notes at a price equal to 100% of the principal amount of the notes redeemed, plus a “make-whole” premium set forth in the Indenture and accrued and unpaid interest, if any, to the redemption date. In addition, at any time on or prior to February 1, 2013, the Company may redeem up to 35% of the aggregate principal amount of the notes with the net cash proceeds of certain equity offerings at a redemption price of 109.125% of the principal amount of the notes redeemed, plus accrued and unpaid interest, if any, to the redemption date.
If the Company experiences specified change of control events, the Company must offer to repurchase the notes at an offer price equal to 101% of the aggregate principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to the applicable repurchase date. Under specified circumstances, the Indenture requires the Company to use net proceeds from certain dispositions of assets to offer to repurchase notes at a repurchase price equal to 100% of the principal amount of the notes repurchased, plus accrued and unpaid interest, if any, to the applicable repurchase date.
The Indenture requires that the Company maintain a ratio of consolidated funded debt to consolidated tangible net worth of no more than 3.25 to 1.0 as of the end of each fiscal quarter and a collateral coverage ratio of at least 1.25 to 1.0. The Indenture also contains covenants that limit the ability of the Company and its subsidiaries to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay dividends or purchase capital stock; (iii) make investments; (iv) sell assets; (v) incur liens; (vi)

merge, consolidate or sell all or substantially all of their assets; and (vii) enter into transactions with affiliates. These covenants are subject to a number of important limitations and exceptions.
The Indenture provides for customary events of default. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding notes may declare all the notes to be due and payable immediately.
In connection with the issuance of the notes, the Company and the Guarantors entered into a registration rights agreement, dated as of February 1, 2010, with a representative on behalf of the initial purchasers of the notes. Under the registration rights agreement, if notes constituting Transfer Restricted Securities (as such term is defined in the registration rights agreement) remain outstanding on the date falling 400 days after the issue date of the notes, the Company will be required to file a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to an offer to exchange the notes for new notes having terms substantially identical in all material respects to those of the notes (except the new notes will not contain terms with respect to transfer restrictions) or, under specified circumstances, to file a shelf registration statement with the SEC covering resales of the notes. The description of the registration rights agreement contained in this Form 8-K is qualified in its entirety by reference to the complete text of the registration rights agreement, a copy of which is filed as Exhibit 4(f)(130) to this Form 8-K and incorporated herein by reference.
The notes and the related note guarantees have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the notes or the related note guarantees in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
The net proceeds from the offering were used to repay all outstanding borrowings under our revolving credit facility with a commercial bank syndicate and to repay all outstanding borrowings under our $325.0 million secured warehouse facility with an institutional investor, subject to the Company’s ability to reborrow in each case.
Certain of the initial purchasers of the notes and their affiliates have from time to time performed and may in the future perform various financial advisory, commercial banking, investment banking and other related services for us and our affiliates in the ordinary course of business, for which they have received or will receive customary compensation. In particular, an affiliate of an initial purchaser of the notes is the administrative agent, the collateral agent and a lender under the Credit Agreement, and affiliates of certain other of the initial purchasers of the notes are lenders under the Credit Agreement, obligations under which were repaid with proceeds from the issuance of the notes. An affiliate of an initial purchaser of the notes is a lender under our $75.0 million secured warehouse facility.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

4(f)(129)	Indenture, dated as of February 1, 2010, among Credit Acceptance Corporation, the Guarantors named therein and U.S. Bank National Association, as trustee.
4(f)(130)
Registration Rights Agreement, dated February 1, 2010, among Credit Acceptance Corporation, Buyers Vehicle Protection Plan, Inc., Vehicle Remarketing Services, Inc. and the representative of the initial purchasers of the Company’s 9.125% First Priority Senior Secured Notes due 2017.

4(f)(131)
Ninth Amendment, dated as of February 1, 2010, to the Fourth Amended and Restated Credit Agreement, dated February 7, 2006, among Credit Acceptance Corporation, the lenders which are parties thereto from time to time and Comerica Bank, as administrative agent.

4(f)(132)	Fourth Amended and Restated Security Agreement, dated as of February 1, 2010, among Credit Acceptance Corporation, the other Debtors party thereto and Comerica Bank, as collateral agent.
4(g)(6)
Amended and Restated Intercreditor Agreement, dated as of February 1, 2010, among Credit Acceptance Corporation, the other Grantors party thereto, representatives of the Secured Parties thereunder and Comerica Bank, as administrative agent under the Original Credit Agreement (as defined therein) and as collateral agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION
February 5, 2010	By:	/s/ Douglas W. Busk
Douglas W. Busk
Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4(f)(129)	Indenture, dated as of February 1, 2010, among Credit Acceptance Corporation, the Guarantors named therein and U.S. Bank National Association, as trustee.
4(f)(130)
Registration Rights Agreement, dated February 1, 2010, among Credit Acceptance Corporation, Buyers Vehicle Protection Plan, Inc., Vehicle Remarketing Services, Inc. and the representative of the initial purchasers of the Company’s 9.125% First Priority Senior Secured Notes due 2017.

4(f)(131)
Ninth Amendment, dated as of February 1, 2010, to the Fourth Amended and Restated Credit Agreement, dated February 7, 2006, among Credit Acceptance Corporation, the lenders which are parties thereto from time to time and Comerica Bank, as administrative agent.

4(f)(132)	Fourth Amended and Restated Security Agreement, dated as of February 1, 2010, among Credit Acceptance Corporation, the other Debtors party thereto and Comerica Bank, as collateral agent.
4(g)(6)
Amended and Restated Intercreditor Agreement, dated as of February 1, 2010, among Credit Acceptance Corporation, the other Grantors party thereto, representatives of the Secured Parties thereunder and Comerica Bank, as administrative agent under the Original Credit Agreement (as defined therein) and as collateral agent.